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                                                                  CONFORMED COPY




                             AMENDMENT NO. 1 dated as of September 30, 1999
                       (this "Amendment"), to the CREDIT AGREEMENT dated as of July 16, 1998, among ISPAT INLAND, L.P., a Delaware limited partnership (the "Borrower"), ISPAT INLAND INC., a Delaware corporation formerly named Inland Steel Company ("Inland"), BURNHAM TRUCKING COMPANY, INC, a Delaware corporation ("Burnham"), INCOAL COMPANY, a Delaware corporation ("Incoal"), the Lenders (as defined in Article I), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as issuing bank (in such capacity, the "Issuing Bank"), and as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.


         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower.

         B. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement, as provided herein, to increase from $5,000,000 to $10,000,000 the annual amount that may be paid by Inland to IINV or its subsidiaries as management fees.

         C. The Required Lenders are willing so to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment. Section 6.06 of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" set forth in clause (c) thereof and substituting therefor the amount "$10,000,000".

         SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower, Inland, Burnham and Incoal represent and warrant to each of the Lenders, the Administrative Agent, the Issuing Bank and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations



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                                                                               2

and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 3. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

         SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.



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                                                                               3

         SECTION 9. Acknowledgment of IINV. IINV hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.


                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                ISPAT INLAND, L.P.,

                                by  9064-4816 QUEBEC, INC., its general partner,

                                     by  /s/ Richard Leblanc
                                         --------------------------------------
                                         Name:    Richard Leblanc
                                         Title:   Secretary

                                ISPAT INLAND INC.,

                                     by  /s/ Peter D. Southwick
                                         --------------------------------------
                                         Name:    Peter D. Southwick
                                         Title:   Executive Vice President

                                BURNHAM TRUCKING COMPANY, INC.,

                                     by  /s/ Daniel J. Cornillie
                                         --------------------------------------
                                         Name:    Daniel J. Cornillie
                                         Title:   President

                                INCOAL COMPANY,

                                     by  /s/ Daniel J. Cornillie
                                         --------------------------------------
                                         Name:    Daniel J. Cornillie
                                         Title:   Vice President

                                ISPAT INTERNATIONAL N.V.,

                                     by  /s/ Lakshmi N. Mittal
                                         --------------------------------------
                                         Name:    Lakshmi N. Mittal
                                         Title:   Chief Executive Officer

                                         /s/ Johannes Sittard
                                         --------------------------------------
                                         Name:    Johannes Sittard
                                         Title:   President and Chief Operating
                                                  Officer

                              CREDIT SUISSE FIRST BOSTON, individually, and as Administrative Agent, Collateral Agent and Issuing Bank,

                                   by  /s/ Robert Hetu
                                       -----------------------------------------
                                       Name:    Robert Hetu
                                       Title:   Vice President

                                   by  /s/ Joel Dowski
                                       -----------------------------------------
                                       Name:    Joel Dowski
                                       Title:   Managing Director

                              AERIES FINANCE-II LTD,

                              BY:  INVESCO SENIOR SECURED
                              MANAGEMENT, INC., as Sub-Managing Agent,

                                   by  /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory


                              BANK POLSKA KASA OPIEKI SA,

                                   by  /s/ Harvey Winter
                                       -----------------------------------------
                                       Name:    Harvey Winter
                                       Title:   Vice President

                              BANKBOSTON,

                                   by  /s/ Todd Dahlstrom
                                       -----------------------------------------
                                       Name:    Todd Dahlstrom
                                       Title:   Managing Director

                              BOEING CAPITAL CORPORATION,

                                   by  /s/ David A. Nelson
                                       -----------------------------------------
                                       Name:    David A. Nelson
                                       Title:   Special Credits Officer

                              CANADIAN IMPERIAL BANK OF
                              COMMERCE,

                                   by  /s/ William M. Swenson
                                       -----------------------------------------
                                       Name:    William M. Swenson
                                       Title:   Authorized Signatory

                                   COMERICA,

                                        by  /s/ Aurora Battaglia
                                            ------------------------------------
                                            Name:    Aurora Battaglia
                                            Title:   Assistant Vice President

                                   CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY INC.,

                                   As:  Attorney-in-Fact and on behalf of First
                                   Allmerica Financial Life Insurance Company as Portfolio Manager

                                        by  /s/ Jonathan D. Sharkey
                                            ------------------------------------
                                            Name:    Jonathan D. Sharkey
                                            Title:   Principal

                                   FREEMONT FINANCIAL CORPORATION,

                                        by  /s/ Kannika Viravan
                                            ------------------------------------
                                            Name:    Kannika Viravan
                                            Title:   Vice President

                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                   INDOSUEZ CAPITAL FUNDING III, LIMITED
                                   INDOSUEZ CAPITAL FUNDING IV, L.P.,

                                   BY:  Indosuez Capital as Portfolio Advisor

                                        by  /s/ Melissa Marano
                                            ------------------------------------
                                            Name:    Melissa Marano
                                            Title:   Vice President

                                   KZH SHOSHONE LLC
                                   KZH RIVERSIDE LLC
                                   KZH III LLC
                                   KZH CYPRESSTREE-1 LLC,

                                        by  /s/ Peter Chin
                                            ------------------------------------
                                            Name:    Peter Chin
                                            Title:   Authorized Agent

                                   MERCANTILE BANCORPORATION,

                                        by  /s/ Gerald S. Kirk
                                            ------------------------------------

                                         Name:    Gerald S. Kirk
                                         Title:   Vice President

                                ML CLO XII PILGRIM AMERICA (CAYMAN)
                                LTD.,

                                BY: Pilgrim Investments, Inc. as its investment manager

                                     by  /s/ D. Norrison
                                         ---------------------------------------
                                         Name:    David A. Nelson
                                         Title:   Senior Vice President

                                ML CLO XX PILGRIM AMERICA (CAYMAN)
                                LTD.,

                                BY: Pilgrim Investments, Inc. as its investment manager

                                     by  /s/ D. Norrison
                                         ---------------------------------------
                                         Name:    David A. Nelson
                                         Title:   Senior Vice President


                                MONUMENT CAPITAL LTD, as Assignee,

                                BY Alliance Capital Management L.P. as
                                Investment Manager

                                BY Alliance Capital Management Corporation, as General Partner

                                     by  /s/ Kenneth G. Ostmann
                                         ---------------------------------------
                                         Name:    Kenneth G. Ostmann
                                         Title:   Vice President

                                MORGAN STANLEY DEAN WITTER PRIME
                                INCOME TRUST,

                                     by  /s/ Peter Gewirtz
                                         ---------------------------------------
                                         Name:    Peter Gewirtz
                                         Title:   Authorized Signatory

                                    PACIFICA PARTNERS I, LP,

                                    BY:  Imperial Credit Asset Management as its
                                    Investment Manager,

                                         by  /s/ Tom Colwell
                                             -----------------------------------
                                             Name:    Tom Colwell
                                             Title:   Vice President

                                    PACIFIC LIFE CBO 1998-1 LTD.,

                                         by  /s/ Peter S. Fiek
                                             -----------------------------------
                                             Name:    Peter S. Fiek
                                             Title:   Assistant Vice President

                                         by  /s/ Elaine M. Havens
                                             -----------------------------------
                                             Name:    Elaine M. Havens
                                             Title:   Vice President

                                    PACIFIC REDWOOD CBO LTD.,

                                         by  /s/ Lori A. Johnstone
                                             -----------------------------------
                                             Name:    Lori A. Johnstone
                                             Title:   Assistant Vice President

                                         by  /s/ Elaine M. Havens
                                             -----------------------------------
                                             Name:    Elaine M. Havens
                                             Title:   Vice President


                                    PACIFIC SELECT HIGH YIELD,

                                         by  /s/ Lori A. Johnstone
                                             -----------------------------------
                                             Name:    Lori A. Johnstone
                                             Title:   Assistant Vice President

                                         by  /s/ Elaine M. Havens
                                             -----------------------------------
                                             Name:    Elaine M. Havens
                                             Title:   Vice President

                                    THE PRUDENTIAL INSURANCE COMPANY
                                    OF AMERICA,

                                         by  /s/ B. Ross Smead
                                             -----------------------------------
                                             Name:    B. Ross Smead
                                             Title:   Vice President

                                      PROSPECT STREET INTERNATIONAL FUND
                                      PCC LIMITED-PROSPECT INTERNATIONAL
                                      DEBT STRATEGY FUND, as Assignee,

                                      BY:  PROSPECT STREET STRATEGIC DEBT
                                      MANAGEMENT CO., INC., Investment Advisor

                                           by  /s/ Preston I. Carnes, Jr.
                                               ---------------------------------
                                               Name:    Preston I. Carnes, Jr.
                                               Title:   Vice President

                                           by  /s/ John A. Frabotta
                                               ---------------------------------
                                               Name:    John A. Frabotta
                                               Title:   Director

                                      TEXTRON FINANCIAL CORP.,

                                           by  /s/ Jane M. Lavoie
                                               ---------------------------------
                                               Name:    Jane M. Lavoie
                                               Title:   Assistant Vice President

                                      TRANSAMERICA BUSINESS CREDIT
                                      CORPORATION,

                                           by  /s/ Perry Vavoules
                                               ---------------------------------
                                               Name:    Perry Vavoules
                                               Title:   Senior Vice President


                                      VAN KAMPEN CLO I, LIMITED,

                                      BY:  VAN KAMPEN MANAGEMENT INC., as
                                      Collateral Manager,

                                           by  /s/ Darvin D. Pierce
                                               ---------------------------------
                                               Name:    Darvin D. Pierce
                                               Title:   Vice President

                                      VAN KAMPEN PRIME RATE INCOME TRUST,

                                      BY:   Van Kampen Investment Advisory Corp.

                                           by  /s/ Darvin D. Pierce
                                               ---------------------------------
                                               Name:    Darvin D. Pierce
                                               Title:   Vice President

                                       VAN KAMPEN SENIOR FLOATING RATE
                                       FUND,

                                       BY:  Van Kampen Investment Advisory Corp.

                                            by  /s/ Darvin D. Pierce
                                                --------------------------------
                                                Name:    Darvin D. Pierce
                                                Title:   Vice President

                                       VAN KAMPEN SENIOR INCOME TRUST,

                                       BY:  Van Kampen Investment Advisory Corp.

                                            by  /s/ Darvin D. Pierce
                                                --------------------------------
                                                Name:    Darvin D. Pierce
                                                Title:   Vice President